Attachment I - Earnings Recast
Reclassified historical segment results are unaudited estimates.
Due to rounding, numbers presented may not add up precisely to the totals indicated.

Segmentation Basis (prior to 2Q22)
Earnings/(Loss), $M	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream
United States	(18)	(183)	(238)	7,061	6,622	429	439	606	265	1,739	96	335	37	68	536	(704)	(1,197)	(681)	(16,803)	(19,385)	363	663	869	1,768	3,663	2,376
Non-U.S.	2,270	1,367	1,805	1,291	6,733	3,068	2,601	3,623	3,048	12,340	2,780	2,926	2,131	6,069	13,906	1,240	(454)	298	(1,729)	(645)	2,191	2,522	3,082	4,317	12,112	2,112
Total	2,252	1,184	1,567	8,352	13,355	3,497	3,040	4,229	3,313	14,079	2,876	3,261	2,168	6,137	14,442	536	(1,651)	(383)	(18,532)	(20,030)	2,554	3,185	3,951	6,085	15,775	4,488
Downstream
United States	292	347	391	918	1,948	319	695	961	987	2,962	(161)	310	673	895	1,717	(101)	(101)	(136)	(514)	(852)	(113)	(149)	663	913	1,314	685
Non-U.S.	824	1,038	1,141	646	3,649	621	29	681	1,717	3,048	(95)	141	557	3	606	(510)	1,077	(95)	(697)	(225)	(277)	(78)	592	554	791	(353)
Total	1,116	1,385	1,532	1,564	5,597	940	724	1,642	2,704	6,010	(256)	451	1,230	898	2,323	(611)	976	(231)	(1,211)	(1,077)	(390)	(227)	1,255	1,467	2,105	332
Chemical
United States	529	481	403	777	2,190	503	453	404	282	1,642	161	(6)	53	(2)	206	288	171	357	461	1,277	715	1,282	1,183	1,322	4,502	819
Non-U.S.	642	504	689	493	2,328	508	437	309	455	1,709	357	194	188	(353)	386	(144)	296	304	230	686	700	1,038	957	599	3,294	535
Total	1,171	985	1,092	1,270	4,518	1,011	890	713	737	3,351	518	188	241	(355)	592	144	467	661	691	1,963	1,415	2,320	2,140	1,921	7,796	1,354

Corporate and Financing	(529)	(204)	(221)	(2,806)	(3,760)	(798)	(704)	(344)	(754)	(2,600)	(788)	(770)	(469)	(990)	(3,017)	(679)	(872)	(727)	(1,018)	(3,296)	(849)	(588)	(596)	(603)	(2,636)	(694)

Net Income/(Loss) attributable to ExxonMobil (U.S. GAAP)	4,010	3,350	3,970	8,380	19,710	4,650	3,950	6,240	6,000	20,840	2,350	3,130	3,170	5,690	14,340	(610)	(1,080)	(680)	(20,070)	(22,440)	2,730	4,690	6,750	8,870	23,040	5,480

Segmentation Basis (effective 2Q22)
Earnings/(Loss), $M	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream
United States	(18)	(183)	(238)	7,061	6,622	429	439	606	265	1,739	96	335	37	68	536	(704)	(1,197)	(681)	(16,803)	(19,385)	363	663	869	1,768	3,663	2,376
Non-U.S.	2,270	1,367	1,805	1,291	6,733	3,068	2,601	3,623	3,048	12,340	2,780	2,926	2,131	6,069	13,906	1,240	(454)	298	(1,729)	(645)	2,191	2,522	3,082	4,317	12,112	2,112
Total	2,252	1,184	1,567	8,352	13,355	3,497	3,040	4,229	3,313	14,079	2,876	3,261	2,168	6,137	14,442	536	(1,651)	(383)	(18,532)	(20,030)	2,554	3,185	3,951	6,085	15,775	4,488
Energy Products
United States	255	263	319	856	1,693	279	631	953	1,059	2,922	(195)	203	589	828	1,425	(183)	(212)	(300)	(648)	(1,342)	(232)	(278)	479	699	668	489
Non-U.S.	594	655	804	425	2,477	400	(172)	559	1,561	2,348	(175)	21	335	(164)	17	(645)	895	(399)	(1,081)	(1,230)	(689)	(578)	50	203	(1,014)	(684)
Total	849	918	1,122	1,280	4,170	679	459	1,512	2,620	5,270	(369)	223	924	664	1,442	(828)	683	(699)	(1,728)	(2,572)	(921)	(856)	529	901	(347)	(196)
Chemical Products
United States	426	389	342	598	1,754	441	382	313	203	1,339	103	(23)	2	14	97	220	174	364	439	1,196	654	1,149	1,121	774	3,697	770
Non-U.S.	571	482	663	509	2,225	492	483	293	388	1,655	332	289	298	(240)	679	(4)	278	360	427	1,061	737	1,051	907	597	3,292	636
Total	997	870	1,005	1,107	3,979	933	865	606	591	2,994	435	266	301	(226)	776	215	451	724	866	2,257	1,391	2,200	2,027	1,371	6,989	1,405
Specialty Products
United States	140	176	133	241	691	101	135	99	8	343	92	124	134	51	401	151	108	156	156	571	180	262	247	763	1,452	246
Non-U.S.	301	406	364	205	1,276	238	155	138	223	754	105	26	112	54	296	(5)	200	248	187	630	375	487	592	353	1,807	230
Total	441	582	497	446	1,966	339	290	237	231	1,097	196	150	246	105	697	146	309	405	342	1,201	555	750	839	1,116	3,259	476

Corporate and Financing	(529)	(204)	(221)	(2,806)	(3,760)	(798)	(704)	(344)	(754)	(2,600)	(788)	(770)	(469)	(990)	(3,017)	(679)	(872)	(727)	(1,018)	(3,296)	(849)	(588)	(596)	(603)	(2,636)	(694)

Net Income/(Loss) attributable to ExxonMobil (U.S. GAAP)	4,010	3,350	3,970	8,380	19,710	4,650	3,950	6,240	6,000	20,840	2,350	3,130	3,170	5,690	14,340	(610)	(1,080)	(680)	(20,070)	(22,440)	2,730	4,690	6,750	8,870	23,040	5,480

Attachment II - Identified Items Recast
Reclassified historical segment results are unaudited estimates.
Due to rounding, numbers presented may not add up precisely to the totals indicated.
As per previously reported data. Identified items as per frequently used terms from 2018 onwards. 2017 data shows reported Asset Impairments and U.S. Tax reform impacts.

Earnings/(loss) excluding identified items are earnings/(loss) excluding individually significant non-operational events with an absolute corporate total earnings impact of at least $250 million in a given quarter. The earnings/(loss) impact of an identified item for an individual segment may be less than $250 million when the item impacts several periods or several segments. Earnings/(loss) excluding identified items does include non-operational earnings events or impacts that are below the $250 million threshold utilized for identified items. When the effect of these events are material in aggregate, they are indicated in analysis of period results as part of quarterly earnings press release and teleconference materials. Management uses these figures to improve comparability of the underlying business across multiple periods by isolating and removing significant non-operational events from business results. The Corporation believes this view provides investors increased transparency into business results and trends, and provides investors with a view of the business as seen through the eyes of management. Earnings excluding identified items is not meant to be viewed in isolation or as a substitute for net income/(loss) attributable to ExxonMobil as prepared in accordance with U.S. GAAP.

Segmentation Basis (prior to 2Q22)
Identified Items Earnings/(Loss), $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream
United States	Impairments	—	—	(40)	(481)	(521)	—	—	—	—	—	—	—	—	—	—	(315)	—	—	(16,777)	(17,092)	—	—	—	(263)	(263)	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(45)	45	—	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	7,602	7,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(274)	(274)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	(40)	7,121	7,081	—	—	—	(274)	(274)	—	—	—	—	—	(360)	45	—	(16,777)	(17,092)	—	—	—	(263)	(263)	—
Non-U.S.	Impairments	—	(118)	(58)	(807)	(983)	—	—	—	—	—	—	—	—	—	—	(41)	—	—	(2,203)	(2,244)	—	—	—	(489)	(489)	(2,877)
	Gain/(loss) on sale of assets	—	—	—	—	—	366	—	—	—	366	—	—	—	3,679	3,679	—	—	—	—	—	—	—	—	459	459	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(218)	168	(11)	—	(61)	—	—	—	—	—	—
	Tax-related items	—	—	—	(480)	(480)	—	—	271	—	271	—	487	—	268	755	—	—	—	(297)	(297)	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(96)	(96)	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)	(378)
	Total	—	(118)	(58)	(1,287)	(1,463)	366	—	271	(96)	541	—	487	—	3,947	4,434	(259)	168	(11)	(2,500)	(2,602)	—	—	—	(280)	(280)	(3,255)
Total	Impairments	—	(118)	(98)	(1,288)	(1,504)	—	—	—	—	—	—	—	—	—	—	(356)	—	—	(18,980)	(19,336)	—	—	—	(752)	(752)	(2,877)
	Gain/(loss) on sale of assets	—	—	—	—	—	366	—	—	—	366	—	—	—	3,679	3,679	—	—	—	—	—	—	—	—	459	459	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(263)	213	(11)	—	(61)	—	—	—	—	—	—
	Tax-related items	—	—	—	7,122	7,122	—	—	271	—	271	—	487	—	268	755	—	—	—	(297)	(297)	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(370)	(370)	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)	(378)
	Total	—	(118)	(98)	5,834	5,618	366	—	271	(370)	267	—	487	—	3,947	4,434	(619)	213	(11)	(19,277)	(19,694)	—	—	—	(543)	(543)	(3,255)
Downstream
United States	Impairments	—	—	—	(6)	(6)	—	—	—	—	—	—	—	—	—	—	(4)	—	—	—	(4)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(407)	404	3	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	618	618	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	612	612	—	—	—	—	—	—	—	—	—	—	(411)	404	3	—	(4)	—	—	—	4	4	—
Non-U.S.	Impairments	—	—	(11)	—	(11)	—	—	—	—	—	—	—	—	—	—	(335)	—	—	(258)	(593)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	888	888	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,196)	1,190	6	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	—	—	—	—	—	57	57	—	(9)	—	—	(9)	—	—	—	(262)	(262)	—	—	—	—	—	—
	Total	—	—	(11)	—	(11)	—	—	—	945	945	—	(9)	—	—	(9)	(1,531)	1,190	6	(520)	(855)	—	—	—	—	—	—
Total	Impairments	—	—	(11)	(6)	(17)	—	—	—	—	—	—	—	—	—	—	(339)	—	—	(258)	(597)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	888	888	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,603)	1,594	9	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	618	618	—	—	—	57	57	—	(9)	—	—	(9)	—	—	—	(262)	(262)	—	—	—	—	—	—
	Total	—	—	(11)	612	601	—	—	—	945	945	—	(9)	—	—	(9)	(1,942)	1,594	9	(520)	(859)	—	—	—	4	4	—

Segmentation Basis (prior to 2Q22)- Continued
Identified Items Earnings/(Loss), $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Chemical
United States	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(90)	—	—	—	(90)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	494	494	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(29)	29	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	335	335	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	335	335	—	—	—	—	—	—	—	—	—	—	(90)	(29)	29	—	(90)	—	—	—	494	494	—
Non-U.S.	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	—	—	—	(2)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	136	136	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(230)	144	86	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	—	—	—	—	—	212	212	—	2	—	—	2	—	—	—	(22)	(22)	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—	212	212	—	2	—	—	2	(232)	144	86	(22)	(24)	—	—	—	136	136	—
Total	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(92)	—	—	—	(92)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	630	630	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(230)	115	115	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	335	335	—	—	—	212	212	—	2	—	—	2	—	—	—	(22)	(22)	—	—	—	—	—	—
	Total	—	—	—	335	335	—	—	—	212	212	—	2	—	—	2	(322)	115	115	(22)	(114)	—	—	—	630	630	—
Corporate and Financing	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(35)	(35)	—	—	—	—	—	(98)
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	(6)	(6)	—	—	—	(24)	(24)	—	—	—	—	—	—	—	—	(12)	(12)	—
	Severance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(326)	(326)	(31)	(12)	(5)	(4)	(52)	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	(2,133)	(2,133)	—	—	348	—	348	—	25	307	—	332	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	(2,133)	(2,133)	—	—	348	(6)	342	—	25	307	(24)	308	—	—	—	(361)	(361)	(31)	(12)	(5)	(16)	(64)	(98)

Identified items impact attributable to ExxonMobil	Impairments	—	(118)	(109)	(1,294)	(1,521)	—	—	—	—	—	—	—	—	—	—	(787)	—	—	(19,273)	(20,060)	—	—	—	(752)	(752)	(2,975)
	Gain/(loss) on sale of assets	—	—	—	—	—	366	—	—	882	1,248	—	—	—	3,655	3,655	—	—	—	—	—	—	—	—	1,081	1,081	—
	Severance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(326)	(326)	(31)	(12)	(5)	(4)	(52)	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,096)	1,922	113	—	(61)	—	—	—	—	—	—
	Tax-related items	—	—	—	5,942	5,942	—	—	619	269	888	—	505	307	268	1,080	—	—	—	(581)	(581)	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(370)	(370)	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)	(378)
	Total	—	(118)	(109)	4,648	4,421	366	—	619	781	1,766	—	505	307	3,923	4,735	(2,883)	1,922	113	(20,180)	(21,028)	(31)	(12)	(5)	75	27	(3,353)

Segmentation Basis (effective 2Q22)
Identified Items Earnings/(Loss), $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream
United States	Impairments	—	—	(40)	(481)	(521)	—	—	—	—	—	—	—	—	—	—	(315)	—	—	(16,777)	(17,092)	—	—	—	(263)	(263)	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(45)	45	—	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	7,602	7,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(274)	(274)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	(40)	7,121	7,081	—	—	—	(274)	(274)	—	—	—	—	—	(360)	45	—	(16,777)	(17,092)	—	—	—	(263)	(263)	—
Non-U.S.	Impairments	—	(118)	(58)	(807)	(983)	—	—	—	—	—	—	—	—	—	—	(41)	—	—	(2,203)	(2,244)	—	—	—	(489)	(489)	(2,877)
	Gain/(loss) on sale of assets	—	—	—	—	—	366	—	—	—	366	—	—	—	3,679	3,679	—	—	—	—	—	—	—	—	459	459	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(218)	168	(11)	—	(61)	—	—	—	—	—	—
	Tax-related items	—	—	—	(480)	(480)	—	—	271	—	271	—	487	—	268	755	—	—	—	(297)	(297)	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(96)	(96)	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)	(378)
	Total	—	(118)	(58)	(1,287)	(1,463)	366	—	271	(96)	541	—	487	—	3,947	4,434	(259)	168	(11)	(2,500)	(2,602)	—	—	—	(280)	(280)	(3,255)
Total	Impairments	—	(118)	(98)	(1,288)	(1,504)	—	—	—	—	—	—	—	—	—	—	(356)	—	—	(18,980)	(19,336)	—	—	—	(752)	(752)	(2,877)
	Gain/(loss) on sale of assets	—	—	—	—	—	366	—	—	—	366	—	—	—	3,679	3,679	—	—	—	—	—	—	—	—	459	459	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(263)	213	(11)	—	(61)	—	—	—	—	—	—
	Tax-related items	—	—	—	7,122	7,122	—	—	271	—	271	—	487	—	268	755	—	—	—	(297)	(297)	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(370)	(370)	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)	(378)
	Total	—	(118)	(98)	5,834	5,618	366	—	271	(370)	267	—	487	—	3,947	4,434	(619)	213	(11)	(19,277)	(19,694)	—	—	—	(543)	(543)	(3,255)
Energy Products
United States	Impairments	—	—	—	(6)	(6)	—	—	—	—	—	—	—	—	—	—	(4)	—	—	—	(4)	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(407)	399	8	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	581	581	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	575	575	—	—	—	—	—	—	—	—	—	—	(411)	399	8	—	(4)	—	—	—	—	—	—
Non-U.S.	Impairments	—	—	(11)	—	(11)	—	—	—	—	—	—	—	—	—	—	(116)	—	—	(258)	(374)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	847	847	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,302)	1,290	12	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	—	—	—	—	—	49	49	—	(9)	—	—	(9)	—	—	—	(262)	(262)	—	—	—	—	—	—
	Total	—	—	(11)	—	(11)	—	—	—	896	896	—	(9)	—	—	(9)	(1,418)	1,290	12	(520)	(636)	—	—	—	—	—	—
Total	Impairments	—	—	(11)	(6)	(17)	—	—	—	—	—	—	—	—	—	—	(120)	—	—	(258)	(378)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	847	847	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,709)	1,689	20	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	581	581	—	—	—	49	49	—	(9)	—	—	(9)	—	—	—	(262)	(262)	—	—	—	—	—	—
	Total	—	—	(11)	575	564	—	—	—	896	896	—	(9)	—	—	(9)	(1,829)	1,689	20	(520)	(640)	—	—	—	—	—	—

Segmentation Basis (effective 2Q22)- Continued
Identified Items Earnings/(Loss), $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Chemical Products
United States	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(90)	—	—	—	(90)	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(19)	19	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	215	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	215	215	—	—	—	—	—	—	—	—	—	—	(90)	(19)	19	—	(90)	—	—	—	—	—	—
Non-U.S.	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	—	—	—	(2)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(124)	60	64	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	—	—	—	—	—	155	155	—	2	—	—	2	—	—	—	(13)	(13)	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—	156	156	—	2	—	—	2	(126)	60	64	(13)	(15)	—	—	—	—	—	—
Total	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(92)	—	—	—	(92)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(124)	41	83	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	215	215	—	—	—	155	155	—	2	—	—	2	—	—	—	(13)	(13)	—	—	—	—	—	—
	Total	—	—	—	215	215	—	—	—	156	156	—	2	—	—	2	(216)	41	83	(13)	(105)	—	—	—	—	—	—
Specialty Products
United States	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	498	498	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5)	5	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	157	157	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	157	157	—	—	—	—	—	—	—	—	—	—	—	(5)	5	—	—	—	—	—	498	498	—
Non-U.S.	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(219)	—	—	—	(219)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	40	40	—	—	—	—	—	—	—	—	—	—	—	—	—	136	136	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(16)	16	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	—	—	—	—	—	65	65	—	—	—	—	—	—	—	—	(9)	(9)	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—	105	105	—	—	—	—	—	(219)	(16)	16	(9)	(228)	—	—	—	136	136	—
Total	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(219)	—	—	—	(219)	—	—	—	—	—	—
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	40	40	—	—	—	—	—	—	—	—	—	—	—	—	—	634	634	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(21)	21	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	157	157	—	—	—	65	65	—	—	—	—	—	—	—	—	(9)	(9)	—	—	—	—	—	—
	Total	—	—	—	157	157	—	—	—	105	105	—	—	—	—	—	(219)	(21)	21	(9)	(228)	—	—	—	634	634	—
Corporate and Financing	Impairments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(35)	(35)	—	—	—	—	—	(98)
	Gain/(loss) on sale of assets	—	—	—	—	—	—	—	—	(6)	(6)	—	—	—	(24)	(24)	—	—	—	—	—	—	—	—	(12)	(12)	—
	Severance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(326)	(326)	(31)	(12)	(5)	(4)	(52)	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Tax-related items	—	—	—	(2,133)	(2,133)	—	—	348	—	348	—	25	307	—	332	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	(2,133)	(2,133)	—	—	348	(6)	342	—	25	307	(24)	308	—	—	—	(361)	(361)	(31)	(12)	(5)	(16)	(64)	(98)

Identified items impact attributable to ExxonMobil	Impairments	—	(118)	(109)	(1,294)	(1,521)	—	—	—	—	—	—	—	—	—	—	(787)	—	—	(19,273)	(20,060)	—	—	—	(752)	(752)	(2,975)
	Gain/(loss) on sale of assets	—	—	—	—	—	366	—	—	882	1,248	—	—	—	3,655	3,655	—	—	—	—	—	—	—	—	1,081	1,081	—
	Severance	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(326)	(326)	(31)	(12)	(5)	(4)	(52)	—
	Inventory valuation - lower of cost or market	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,096)	1,922	113	—	(61)	—	—	—	—	—	—
	Tax-related items	—	—	—	5,942	5,942	—	—	619	269	888	—	505	307	268	1,080	—	—	—	(581)	(581)	—	—	—	—	—	—
	Other	—	—	—	—	—	—	—	—	(370)	(370)	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)	(378)
	Total	—	(118)	(109)	4,648	4,421	366	—	619	781	1,766	—	505	307	3,923	4,735	(2,883)	1,922	113	(20,180)	(21,028)	(31)	(12)	(5)	75	27	(3,353)

Attachment III - Earnings Excluding Identified Items Recast
Reclassified historical segment results are unaudited estimates.
Due to rounding, numbers presented may not add up precisely to the totals indicated.
As per previously reported data. Identified items as per frequently used terms from 2018 onwards. 2017 data shows reported Asset Impairments and U.S. Tax reform impacts.

Earnings/(loss) excluding identified items are earnings/(loss) excluding individually significant non-operational events with an absolute corporate total earnings impact of at least $250 million in a given quarter. The earnings/(loss) impact of an identified item for an individual segment may be less than $250 million when the item impacts several periods or several segments. Earnings/(loss) excluding identified items does include non-operational earnings events or impacts that are below the $250 million threshold utilized for identified items. When the effect of these events are material in aggregate, they are indicated in analysis of period results as part of quarterly earnings press release and teleconference materials. Management uses these figures to improve comparability of the underlying business across multiple periods by isolating and removing significant non-operational events from business results. The Corporation believes this view provides investors increased transparency into business results and trends, and provides investors with a view of the business as seen through the eyes of management. Earnings excluding identified items is not meant to be viewed in isolation or as a substitute for net income/(loss) attributable to ExxonMobil as prepared in accordance with U.S. GAAP.

Segmentation Basis (effective 2Q22)
Earnings/(Loss), $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream	United States	(18)	(183)	(238)	7,061	6,622	429	439	606	265	1,739	96	335	37	68	536	(704)	(1,197)	(681)	(16,803)	(19,385)	363	663	869	1,768	3,663	2,376
	Non-U.S.	2,270	1,367	1,805	1,291	6,733	3,068	2,601	3,623	3,048	12,340	2,780	2,926	2,131	6,069	13,906	1,240	(454)	298	(1,729)	(645)	2,191	2,522	3,082	4,317	12,112	2,112
	Total	2,252	1,184	1,567	8,352	13,355	3,497	3,040	4,229	3,313	14,079	2,876	3,261	2,168	6,137	14,442	536	(1,651)	(383)	(18,532)	(20,030)	2,554	3,185	3,951	6,085	15,775	4,488

Energy Products	United States	255	263	319	856	1,693	279	631	953	1,059	2,922	(195)	203	589	828	1,425	(183)	(212)	(300)	(648)	(1,342)	(232)	(278)	479	699	668	489
	Non-U.S.	594	655	804	425	2,477	400	(172)	559	1,561	2,348	(175)	21	335	(164)	17	(645)	895	(399)	(1,081)	(1,230)	(689)	(578)	50	203	(1,014)	(684)
	Total	849	918	1,122	1,280	4,170	679	459	1,512	2,620	5,270	(369)	223	924	664	1,442	(828)	683	(699)	(1,728)	(2,572)	(921)	(856)	529	901	(347)	(196)

Chemical Products	United States	426	389	342	598	1,754	441	382	313	203	1,339	103	(23)	2	14	97	220	174	364	439	1,196	654	1,149	1,121	774	3,697	770
	Non-U.S.	571	482	663	509	2,225	492	483	293	388	1,655	332	289	298	(240)	679	(4)	278	360	427	1,061	737	1,051	907	597	3,292	636
	Total	997	870	1,005	1,107	3,979	933	865	606	591	2,994	435	266	301	(226)	776	215	451	724	866	2,257	1,391	2,200	2,027	1,371	6,989	1,405

Specialty Products	United States	140	176	133	241	691	101	135	99	8	343	92	124	134	51	401	151	108	156	156	571	180	262	247	763	1,452	246
	Non-U.S.	301	406	364	205	1,276	238	155	138	223	754	105	26	112	54	296	(5)	200	248	187	630	375	487	592	353	1,807	230
	Total	441	582	497	446	1,966	339	290	237	231	1,097	196	150	246	105	697	146	309	405	342	1,201	555	750	839	1,116	3,259	476

Corporate and Financing		(529)	(204)	(221)	(2,806)	(3,760)	(798)	(704)	(344)	(754)	(2,600)	(788)	(770)	(469)	(990)	(3,017)	(679)	(872)	(727)	(1,018)	(3,296)	(849)	(588)	(596)	(603)	(2,636)	(694)

Net Income/(Loss) attributable to ExxonMobil (U.S. GAAP)		4,010	3,350	3,970	8,380	19,710	4,650	3,950	6,240	6,000	20,840	2,350	3,130	3,170	5,690	14,340	(610)	(1,080)	(680)	(20,070)	(22,440)	2,730	4,690	6,750	8,870	23,040	5,480

Identified Items, $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream	United States	—	—	(40)	7,121	7,081	—	—	—	(274)	(274)	—	—	—	—	—	(360)	45	—	(16,777)	(17,092)	—	—	—	(263)	(263)	—
	Non-U.S.	—	(118)	(58)	(1,287)	(1,463)	366	—	271	(96)	541	—	487	—	3,947	4,434	(259)	168	(11)	(2,500)	(2,602)	—	—	—	(280)	(280)	(3,255)
	Total	—	(118)	(98)	5,834	5,618	366	—	271	(370)	267	—	487	—	3,947	4,434	(619)	213	(11)	(19,277)	(19,694)	—	—	—	(543)	(543)	(3,255)

Energy Products	United States	—	—	—	575	575	—	—	—	—	—	—	—	—	—	—	(411)	399	8	—	(4)	—	—	—	—	—	—
	Non-U.S.	—	—	(11)	—	(11)	—	—	—	896	896	—	(9)	—	—	(9)	(1,418)	1,290	12	(520)	(636)	—	—	—	—	—	—
	Total	—	—	(11)	575	564	—	—	—	896	896	—	(9)	—	—	(9)	(1,829)	1,689	20	(520)	(640)	—	—	—	—	—	—

Chemical Products	United States	—	—	—	215	215	—	—	—	—	—	—	—	—	—	—	(90)	(19)	19	—	(90)	—	—	—	—	—	—
	Non-U.S.	—	—	—	—	—	—	—	—	156	156	—	2	—	—	2	(126)	60	64	(13)	(15)	—	—	—	—	—	—
	Total	—	—	—	215	215	—	—	—	156	156	—	2	—	—	2	(216)	41	83	(13)	(105)	—	—	—	—	—	—

Specialty Products	United States	—	—	—	157	157	—	—	—	—	—	—	—	—	—	—	—	(5)	5	—	—	—	—	—	498	498	—
	Non-U.S.	—	—	—	—	—	—	—	—	105	105	—	—	—	—	—	(219)	(16)	16	(9)	(228)	—	—	—	136	136	—
	Total	—	—	—	157	157	—	—	—	105	105	—	—	—	—	—	(219)	(21)	21	(9)	(228)	—	—	—	634	634	—

Corporate and Financing		—	—	—	(2,133)	(2,133)	—	—	348	(6)	342	—	25	307	(24)	308	—	—	—	(361)	(361)	(31)	(12)	(5)	(16)	(64)	(98)

Total Identified Items		—	(118)	(109)	4,648	4,421	366	—	619	781	1,766	—	505	307	3,923	4,735	(2,883)	1,922	113	(20,180)	(21,028)	(31)	(12)	(5)	75	27	(3,353)

Earnings/(Loss) excluding identified items, $M		1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Upstream	United States	(18)	(183)	(198)	(60)	(459)	429	439	606	539	2,013	96	335	37	68	536	(344)	(1,242)	(681)	(26)	(2,293)	363	663	869	2,031	3,926	2,376
	Non-U.S.	2,270	1,485	1,863	2,578	8,196	2,702	2,601	3,352	3,144	11,799	2,780	2,439	2,131	2,122	9,472	1,499	(622)	309	771	1,957	2,191	2,522	3,082	4,597	12,392	5,367
	Total	2,252	1,302	1,665	2,518	7,737	3,131	3,040	3,958	3,683	13,812	2,876	2,774	2,168	2,190	10,008	1,155	(1,864)	(372)	745	(336)	2,554	3,185	3,951	6,628	16,318	7,743

Energy Products	United States	255	263	319	281	1,118	279	631	953	1,059	2,922	(195)	203	589	828	1,425	228	(611)	(308)	(648)	(1,338)	(232)	(278)	479	699	668	489
	Non-U.S.	594	655	815	425	2,488	400	(172)	559	665	1,452	(175)	30	335	(164)	26	773	(395)	(411)	(561)	(594)	(689)	(578)	50	203	(1,014)	(684)
	Total	849	918	1,133	705	3,606	679	459	1,512	1,724	4,374	(369)	232	924	664	1,451	1,001	(1,006)	(719)	(1,208)	(1,932)	(921)	(856)	529	901	(347)	(196)

Chemical Products	United States	426	389	342	383	1,539	441	382	313	203	1,339	103	(23)	2	14	97	310	193	345	439	1,286	654	1,149	1,121	774	3,697	770
	Non-U.S.	571	482	663	509	2,225	492	483	293	232	1,499	332	287	298	(240)	677	122	218	296	440	1,076	737	1,051	907	597	3,292	636
	Total	997	870	1,005	892	3,764	933	865	606	435	2,838	435	264	301	(226)	774	431	410	641	879	2,362	1,391	2,200	2,027	1,371	6,989	1,405

Specialty Products	United States	140	176	133	84	534	101	135	99	8	343	92	124	134	51	401	151	113	151	156	571	180	262	247	265	954	246
	Non-U.S.	301	406	364	205	1,276	238	155	138	118	649	105	26	112	54	296	214	216	232	196	858	375	487	592	217	1,672	230
	Total	441	582	497	289	1,809	339	290	237	126	992	196	150	246	105	697	365	330	384	351	1,429	555	750	839	482	2,625	476

Corporate and Financing		(529)	(204)	(221)	(673)	(1,627)	(798)	(704)	(692)	(748)	(2,942)	(788)	(795)	(776)	(966)	(3,325)	(679)	(872)	(727)	(657)	(2,935)	(818)	(576)	(591)	(587)	(2,572)	(596)

Earnings/(Loss) excluding identified items (non GAAP)		4,010	3,468	4,079	3,732	15,289	4,284	3,950	5,621	5,219	19,074	2,350	2,625	2,863	1,767	9,605	2,273	(3,002)	(793)	110	(1,412)	2,761	4,702	6,755	8,795	23,013	8,833

Attachment IV - Capex Recast
Reclassified historical segment results are unaudited estimates.
Due to rounding, numbers presented may not add up precisely to the totals indicated.

Segmentation Basis (Prior to 2Q22)
Capital and Exploration Expenditures, $M	2017	2018	2019	2020	2021	1Q22
Upstream
United States	3,716	7,670	11,653	6,817	4,018	1,369
Non-U.S.	12,979	12,524	11,832	7,614	8,236	2,510
Total	16,695	20,194	23,485	14,431	12,254	3,879
Downstream
United States	823	1,186	2,353	2,344	1,000	394
Non-U.S.	1,701	2,243	2,018	1,877	1,095	183
Total	2,524	3,429	4,371	4,221	2,095	577
Chemical
United States	1,583	1,747	2,547	2,002	1,367	234
Non-U.S.	2,188	488	718	714	876	214
Total	3,771	2,235	3,265	2,716	2,243	448
Other	90	65	27	6	3	-

Total Capital and Exploration Expenditures	23,080	25,923	31,148	21,374	16,595	4,904

Segmentation Basis (effective 2Q22)
Capital and Exploration Expenditures, $M	2017	2018	2019	2020	2021	1Q22
Upstream
United States	3,716	7,670	11,653	6,817	4,018	1,369
Non-U.S.	12,979	12,524	11,832	7,614	8,236	2,510
Total	16,695	20,194	23,485	14,431	12,254	3,879
Energy Products
United States	802	1,158	2,282	2,296	982	392
Non-U.S.	3,336	1,883	1,782	1,592	1,005	174
Total	4,138	3,041	4,064	3,888	1,987	566
Chemical Products
United States	1,562	1,705	2,514	1,939	1,200	231
Non-U.S.	235	300	590	655	825	205
Total	1,797	2,005	3,104	2,594	2,025	436
Specialty Products
United States	42	70	104	111	185	5
Non-U.S.	318	548	364	344	141	18
Total	360	618	468	455	326	23
Other	90	65	27	6	3	-

Total Capital and Exploration Expenditures	23,080	25,923	31,148	21,374	16,595	4,904

Attachment V - Product Sales Recast
Reclassified historical segment results are unaudited estimates.
Due to rounding, numbers presented may not add up precisely to the totals indicated.
Recast for Petroleum product sales and Chemical prime product sales only; Upstream volumes and Refinery throughput not impacted by the segmentation recast.

Segmentation Basis (prior to 2Q22)
	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Petroleum Product Sales, kbd
United States	2,155	2,187	2,209	2,209	2,190	2,128	2,215	2,267	2,230	2,210	2,210	2,264	2,336	2,356	2,292	2,231	1,959	2,297	2,128	2,154	2,077	2,218	2,346	2,383	2,257	2,256
Canada	494	494	508	501	499	484	514	527	516	510	484	482	492	444	476	456	353	446	415	418	409	421	472	488	448	442
Europe	1,536	1,653	1,608	1,589	1,597	1,574	1,595	1,582	1,474	1,556	1,510	1,443	1,508	1,456	1,479	1,403	1,130	1,253	1,227	1,253	1,272	1,297	1,404	1,384	1,340	1,345
Asia Pacific	708	755	746	819	757	795	814	824	825	815	749	775	700	729	738	708	640	614	645	651	665	655	648	643	653	644
Other	502	469	471	506	487	451	364	416	450	421	462	444	468	497	467	489	355	413	418	419	458	450	457	493	464	471
Worldwide	5,395	5,558	5,542	5,624	5,530	5,432	5,502	5,616	5,495	5,512	5,415	5,408	5,504	5,482	5,452	5,287	4,437	5,023	4,833	4,895	4,881	5,041	5,327	5,391	5,162	5,158

Gasolines, naphthas	2,163	2,265	2,266	2,353	2,262	2,215	2,216	2,255	2,183	2,217	2,149	2,198	2,255	2,276	2,220	2,122	1,736	2,077	2,039	1,994	1,996	2,117	2,191	2,325	2,158	2,114
Heating oils, kerosene, diesel	1,833	1,850	1,836	1,878	1,850	1,828	1,781	1,837	1,915	1,840	1,914	1,820	1,833	1,903	1,867	1,867	1,649	1,750	1,739	1,751	1,692	1,704	1,796	1,804	1,749	1,722
Aviation fuels	370	383	380	393	382	396	405	430	376	402	386	391	445	399	406	383	147	152	172	213	183	201	228	267	220	289
Heavy fuels	380	367	372	370	371	346	432	411	387	395	299	308	261	217	270	256	262	242	237	249	257	275	276	265	269	249
Specialty products	649	693	688	630	665	647	668	683	634	658	667	691	710	687	689	659	643	802	646	688	753	744	836	730	766	784
Worldwide	5,395	5,558	5,542	5,624	5,530	5,432	5,502	5,616	5,495	5,512	5,415	5,408	5,504	5,482	5,452	5,287	4,437	5,023	4,833	4,895	4,881	5,041	5,327	5,391	5,162	5,158

Chemical Prime Product Sales, kt
United States	2,280	2,334	2,294	2,399	9,307	2,391	2,411	2,445	2,577	9,824	2,322	2,295	2,216	2,294	9,127	2,195	1,985	2,363	2,467	9,010	2,190	2,491	2,531	2,512	9,724	2,704
Non-U.S.	3,792	3,786	4,152	4,383	16,113	4,277	4,441	4,232	4,095	17,045	4,450	4,404	4,260	4,275	17,389	4,042	3,960	4,261	4,176	16,439	4,256	4,022	4,141	4,189	16,608	4,033
Worldwide	6,072	6,120	6,446	6,782	25,420	6,668	6,852	6,677	6,672	26,869	6,772	6,699	6,476	6,569	26,516	6,237	5,945	6,624	6,643	25,449	6,446	6,513	6,672	6,701	26,332	6,737

Segmentation Basis (effective 2Q22)
	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Energy Products, kbd
Gasolines, naphthas	2,163	2,265	2,266	2,353	2,262	2,215	2,216	2,255	2,183	2,217	2,149	2,198	2,255	2,276	2,220	2,122	1,736	2,077	2,039	1,994	1,996	2,117	2,191	2,325	2,158	2,114
Heating oils, kerosene, diesel	1,833	1,850	1,836	1,878	1,850	1,828	1,781	1,837	1,915	1,840	1,914	1,820	1,833	1,903	1,867	1,867	1,649	1,750	1,739	1,751	1,692	1,704	1,796	1,804	1,749	1,722
Aviation fuels	370	383	380	393	382	396	405	430	376	402	386	391	445	399	406	383	147	152	172	213	183	201	228	267	220	289
Heavy fuels	380	367	372	370	371	346	432	411	387	395	299	308	261	217	270	256	262	242	237	249	257	275	276	265	269	249
Other energy products	605	665	667	638	645	650	670	683	612	653	664	680	692	667	677	623	634	749	614	656	705	709	811	712	734	737
Worldwide	5,351	5,530	5,521	5,632	5,510	5,435	5,504	5,616	5,473	5,507	5,412	5,397	5,486	5,462	5,440	5,251	4,428	4,970	4,801	4,863	4,832	5,006	5,302	5,373	5,130	5,111

Energy Products, kbd
United States	2,156	2,195	2,205	2,219	2,194	2,132	2,219	2,275	2,244	2,218	2,222	2,268	2,340	2,361	2,298	2,232	1,966	2,293	2,143	2,159	2,077	2,230	2,361	2,396	2,267	2,262
Non-U.S.	3,195	3,335	3,316	3,413	3,315	3,303	3,285	3,340	3,229	3,289	3,191	3,129	3,146	3,102	3,141	3,019	2,462	2,677	2,658	2,704	2,756	2,776	2,941	2,976	2,863	2,849
Worldwide	5,351	5,530	5,521	5,632	5,510	5,435	5,504	5,616	5,473	5,507	5,412	5,397	5,486	5,462	5,440	5,251	4,428	4,970	4,801	4,863	4,833	5,006	5,302	5,373	5,130	5,111

Chemical Products, kt
United States	1,624	1,614	1,764	1,698	6,700	1,729	1,736	1,790	1,871	7,126	1,626	1,659	1,604	1,685	6,574	1,612	1,457	1,787	1,747	6,602	1,622	1,782	1,807	1,807	7,017	2,032
Non-U.S.	2,658	2,608	2,832	2,832	10,930	2,758	2,871	2,800	2,888	11,317	3,128	3,056	3,042	3,045	12,270	2,917	2,914	3,212	3,143	12,186	3,144	2,949	3,007	3,026	12,126	2,986
Worldwide	4,282	4,222	4,595	4,530	17,630	4,487	4,607	4,591	4,759	18,444	4,753	4,715	4,646	4,730	18,844	4,528	4,371	4,999	4,889	18,787	4,765	4,731	4,814	4,833	19,142	5,018

Specialty Products, kt
United States	570	544	513	503	2,131	535	544	483	466	2,028	486	507	489	481	1,963	503	388	540	466	1,897	509	495	471	467	1,943	522
Non-U.S.	1,463	1,421	1,339	1,383	5,606	1,341	1,391	1,341	1,450	5,523	1,303	1,349	1,308	1,342	5,303	1,385	1,082	1,457	1,416	5,340	1,485	1,447	1,424	1,368	5,723	1,484
Worldwide	2,033	1,965	1,852	1,886	7,736	1,876	1,935	1,824	1,916	7,551	1,790	1,856	1,797	1,823	7,266	1,889	1,470	1,997	1,882	7,237	1,995	1,942	1,896	1,835	7,666	2,006